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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001

                       INVERNESS MEDICAL INNOVATIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       001-16789                 04-3565120
----------------------------     ------------------------    -------------------
STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
                  ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 647-3900

                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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         Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements about the manner in which Inverness Medical Innovations, Inc. (the "Company") intends to use the assets of the Unipath Business (as defined below), the anticipated impact of the transaction on the future growth of the Company and the expected benefits of the transaction. Actual results may materially differ due to numerous risks and uncertainties, including, without limitation, the operational integration associated with the transaction and other risks generally associated with such transactions; the potential market acceptance of the Company's and the Unipath Business' current and future products; the intensely competitive environment in the Company's and the Unipath Business' markets which could reduce the Company's market share or limit its ability to increase market share; the efficacy and the safety of the products; the content and timing of submissions to and decisions by regulatory authorities both in the United States and abroad; the ability to manufacture sufficient quantities of product for development and commercialization activities; the ability of the Company to successfully develop and commercialize new products and technologies; and the risks and uncertainties described in the Company's periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including, without limitation, those risks and uncertainties described in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2 - ACQUISITION OF ASSETS

         On December 20, 2001, Inverness Medical Innovations, Inc., a Delaware corporation (the "Company"), acquired Unipath Limited, a global leader in home pregnancy and ovulation testing and natural family planning, and its associated companies and assets (the "Unipath Business") from Unilever U.K. Holdings Limited and certain affiliated entities (the "Unilever Group"). The acquisition of the Unipath Business by the Company was consummated pursuant to a Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited (the "Sale Agreement").

         The Unipath Business is comprised primarily of four former subsidiaries of the Unilever Group, specifically Unipath Limited, Unipath Diagnostics GmbH, Unipath Scandanavia A.B. and Unipath B.V., and certain assets. Included in the acquired assets are facilities in Bedford, England, U.S. marketing and sales operations in Princeton, New Jersey and certain monoclonal assets and intellectual property rights. Prior to the acquisition, the Unilever Group used the assets of the Unipath Business for the development, manufacturing and distribution of home pregnancy and ovulation testing products and natural family planning products. The Company intends to continue to use the assets it acquired in this transaction for this purpose. In addition, the Company intends to use the acquired assets, together with its existing assets, to develop and commercialize new products and advanced medical device technologies for the women's health and other markets, as well as to supplement its existing product distribution network.

         The aggregate consideration paid by the Company for the Unipath Business was 103 million pounds sterling (approximately 150 million U.S. dollars or 166 million Euros) in cash, subject to certain adjustments provided for in the Sale Agreement. The Company financed the acquisition through a combination of cash on hand and the proceeds from three separate transactions. The three separate transactions consisted of: (i) the private sale of 1,995,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") at $30.00 per share for an aggregate purchase price of $59.85 million, (ii) the private sale of approximately $20.0 million of subordinated promissory notes (the "Bridge Notes") and warrants (the "Warrants") and (iii) the establishment of senior and mezzanine credit facilities with The Royal Bank of Scotland plc and related entities for an aggregate principal amount of up to approximately $62.5 million. The Series A Preferred Stock is convertible into the common stock of the Company at a 2-for-1 ratio, subject to adjustment. All or part of the principal and interest under the Bridge Notes may be converted into shares of Series A Preferred Stock at a conversion price of $30.00 per share under certain circumstances. The Warrants are exercisable for an aggregate of 55,189 shares of common stock of the Company at a purchase price of $18.12 per share, in each case subject to adjustment. Certain directors of the Company and related persons and entities purchased shares of Series A Preferred Stock, Bridge Notes and Warrants. For additional information regarding the identity of the purchasers of the Series A Preferred Stock, Bridge Notes and Warrants and the amount of funds provided by each such purchaser, see the signature pages to the Stock Purchase Agreement attached hereto as Exhibit 99.1 and the Note and Warrant Purchase Agreement attached hereto as Exhibit 99.3, which information is incorporated herein by reference.

         The Sale Agreement, including the purchase price, was negotiated at arm's length between the Company and Unilever U.K. Holdings Limited. Neither the Company nor any director or officer of the Company was affiliated with or had a material relationship with Unilever U.K. Holdings Limited or any other member of the Unilever Group.

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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           The financial statements of Unipath required to be filed as part of this report will be filed by the Company by amendment to this report as soon as practicable, but not later than March 5, 2002.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           The pro forma financial information required to be filed as part of this report will be filed by the Company by amendment to this report as soon as practicable, but not later than March 5, 2002.

                  (c)      EXHIBITS.

                           EXHIBIT NO.      DESCRIPTION

                             +2.1 Sale Agreement, dated December 20, 2001, between the Company and
                                            Unilever U.K. Holdings Limited.*

                              99.1 Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.

                              99.2          Certificate of Designation,
                                            Preferences and Rights of Series A
                                            Convertible Preferred Stock of the
                                            Company.

                              99.3 Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").

                              99.4 Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.

                              99.5 Form of Warrant issued pursuant to the Note and Warrant Purchase
                                            Agreement.

                              99.6 Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on Schedule 1 thereto, The Royal Bank of Scotland plc, as Facility Agent, The Royal Bank of Scotland plc, as Issuing Bank, The Royal Bank of Scotland plc, as Overdraft Bank, and The Royal Bank of Scotland plc, as Lead Arranger.

                              99.7 Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical
                                            Switzerland GmbH, the Lenders listed
                                            on Schedule 1 thereto, RBS Mezzanine
                                            Limited, as Facility Agent, and RBS
                                            Mezzanine Limited, as Lead Arranger.

                              + Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

                              * The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INVERNESS MEDICAL INNOVATIONS, INC.


                                   /s/ Duane L. James
                                   ----------------------------------
                                   Duane L. James

                                   Vice President of Finance and Treasurer

Date: January 4, 2002


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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

+2.1 Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited.*

99.1 Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.

99.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.

99.3 Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").

99.4 Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.

99.5              Form of Warrant issued pursuant to the Note and Warrant
                  Purchase Agreement.

99.6 Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on Schedule 1 thereto, The Royal Bank of Scotland plc, as Facility Agent, The Royal Bank of Scotland plc, as Issuing Bank, The Royal Bank of Scotland plc, as Overdraft Bank, and The Royal Bank of Scotland plc, as Lead Arranger.

99.7 Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Lenders listed on Schedule 1 thereto, RBS Mezzanine Limited, as Facility Agent, and RBS Mezzanine Limited, as Lead Arranger.


+ Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

* The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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